UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 17, 2014

Aleris Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-185443	27-1539594
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25825 Science Park Drive, Suite 400, Cleveland, Ohio 44122

(Address of principal executive offices)

(216) 910-3400

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Purchase and Sale Agreement

On October 17, 2014, Aleris Corporation (“Aleris”) and certain of its subsidiaries (together with Aleris, “Sellers”) entered into a Purchase and Sale Agreement (the “Agreement”) with Signature Group Holdings, Inc. (“Holdings”), SGH Acquisition Holdco, Inc., an entity formed and controlled by Holdings (“SGH Acquisition”), and Evergreen Holding Germany GmbH, an entity formed and controlled by Holdings (“Evergreen Holding”, and together with SGH Acquisition, “Buyers”). The Agreement provides that at the closing (the “Closing”), Buyers will purchase all of the Sellers’ equity interests in Sellers’ subsidiaries comprising Aleris’ global recycling and specification alloys business (together, the “Transferred Entities”) for (i) an aggregate amount of $495 million in cash (the “Cash Purchase Price”) (up to $30 million of which may be obtained through the sale of Preferred Stock (as defined below) by Holdings to Aleris pursuant to the terms of the Backstop Agreement described below) plus (ii) 30,000 shares of the Series B Non-Participating Preferred Stock of Holdings (the “Stock Consideration”) having a liquidation value of $1,000 per share (the “Preferred Stock”) at a total issuance price of $30 million (the “Stock Purchase Price”, and together with the Cash Purchase Price, the “Purchase Price”). At the Closing, the Stock Consideration will be placed into escrow to secure the indemnification obligations of Aleris under the Agreement; provided that, if the Rights Offering (as defined below) generates at least $112.5 million of net proceeds, then 25,000 shares of Preferred Stock will be issued instead of 30,000 shares, and those 25,000 shares, together with $5 million in cash will be placed into escrow at the Closing. The Cash Purchase Price is subject to post-Closing adjustments for (i) changes in Net Working Capital (as defined in the Agreement), (ii) changes in Closing Date Cash (as defined in the Agreement) and (iii) changes in Closing Date Indebtedness (as defined in the Agreement).

In the Agreement, each party has made customary representations and warranties and has agreed to customary covenants, including, but not limited to (i) before the Closing, Sellers will be subject to certain business conduct restrictions with respect to the businesses of the Transferred Entities (the “Business”), (ii) for five years following the Closing, neither Sellers nor any of their subsidiaries will engage in, establish or assist others in engaging in any business activity which competes with the Business, subject to certain exceptions as described in the Agreement and (iii) for two years following the Closing, neither Sellers nor Buyers will directly or indirectly solicit or employ certain employees of the other party, subject to certain exceptions as described in the Agreement. Additionally, the Agreement contains covenants governing each party’s obligations to obtain certain third party consents and a customary no-shop provision which prevents Sellers from soliciting, facilitating or negotiating an acquisition proposal from a third party.

Holdings has agreed to (i) use reasonable best efforts to consummate a private placement of $300 million in senior secured notes and (ii) commence a registered offering of its common stock (“Equity Offering”) and also launch a rights offering (the “Rights Offering”) to together generate aggregate proceeds of no less than $125 million.

The Agreement provides that the Closing is subject to the satisfaction or waiver of customary closing conditions, including, but not limited to (i) the expiration or termination of any required waiting periods under the Hart-Scott Rodino Antitrust Improvements Act of 1976, (ii) obtaining certain other antitrust approvals in foreign jurisdictions, (iii) the absence of any Material Adverse Effect (as defined in the Agreement) and (iv) the spin-off of certain discontinued facilities of the Transferred Entities. The Agreement provides that the Closing will occur on the third business day following the later of (a) the satisfaction or waiver of all conditions to the obligations of each party to consummate the transaction (other than those that by their nature will not be satisfied until the Closing) or (b) the completion of an 18-day marketing period (if the Closing is to occur in 2014) or a 15-day marketing period (if the Closing is to occur in 2015) for the debt financing that Buyers are using to finance a portion of the Purchase Price, subject to certain exceptions. However, there is no financing condition to the obligations of Buyers to consummate the transaction.

Aleris and Buyers have agreed to indemnify each other for losses arising from certain breaches of the Agreement and for certain other liabilities. In addition, Aleris has agreed to retain and indemnify Buyers for certain liabilities of the Business, including liabilities related to the Discounted Locations and certain litigation, as described in the Agreement. The indemnities described in this paragraph are subject to certain limitations which are set forth in the Agreement.

The Agreement requires Buyers to pay a termination fee of $26.25 million if the Agreement is terminated due to (i) a breach of Buyer’s representations, warranties, covenants or agreements contained in the Agreement or (ii) Buyer’s failure to consummate the transaction if all conditions to the obligations of Buyers to close the transaction have been satisfied or waived (other than those that by their nature will not be satisfied until the Closing). The Agreement is also subject to termination under certain customary circumstances, including that both parties will have the right to terminate the Agreement if the Closing has not occurred on or prior to April 30, 2015 (subject to extension under certain circumstances).

Concurrent with the Closing under the Agreement, the parties contemplate executing certain ancillary agreements, including an escrow agreement, a transition services agreement and a sublease of certain office space.

Backstop Agreement

Concurrently with entering into the Agreement, Aleris entered into a backstop agreement with Holdings (the “Backstop Agreement”) pursuant to which Aleris agreed to purchase up to an additional 30,000 shares of Preferred Stock, for $30.0 million in cash, to be used by Holdings to fund a portion of the Cash Purchase Price in the event that the Equity Offering and the Rights Offering do not collectively generate at least $125 million in net proceeds to Holdings. To the extent the Equity Offering and Rights Offering generate more than $45 million in net proceeds, Aleris’ commitment to purchase additional shares of Preferred Stock is subject to reduction pursuant to a formula set forth in the Backstop Agreement.

The closing of the transactions contemplated by the Backstop Agreement are subject to satisfaction or waiver of certain conditions, including, but not limited to (i) the consummation or conclusion of the Equity Offering and the Rights Offering and (ii) the consummation of the transactions contemplated by the Agreement and (iii) the concurrent consummation of the transactions contemplated by the other debt and equity financing commitments obtained by Holdings.

The Backstop Agreement may be terminated (i) by mutual written consent of Aleris and Holdings, (ii) by Aleris or Holdings if the closing is prohibited by a governmental authority or (iii) automatically if the Agreement is terminated.

General

The above description of the Agreement, the Backstop Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement and the Backstop Agreement, which are filed as Exhibits 2.1 and 2.2 hereto and incorporated herein by reference.

The Agreement and the Backstop Agreement have been included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about the parties thereto. In particular, the Agreement contains representations and warranties that Sellers, on one hand, and Buyers, on the other hand, made to and solely for the benefit of each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between the parties to the Agreement and may be subject to important qualifications and limitations agreed by the parties in connection with negotiating the terms of the contract or contained in confidential schedules and exhibits not filed with this Current Report on Form 8-K. These schedules and exhibits modify, qualify or create exceptions to the representations and warranties set forth in the Agreement. Some of those representations and warranties (i) may not be accurate or complete as of any specified date and are modified, qualified and created in important part by the underlying schedules and exhibits, (ii) may be subject to a contractual standard of materiality different from those generally applicable to security holders or (iii) may have been used for the purpose of allocating risk between the parties to the Agreement rather than establishing matters as facts. For the foregoing reasons, the representations and warranties should not be relied upon as statements of factual information. Security holders are not third-party beneficiaries under the Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the parties to the Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in Aleris’ public disclosures.

Certain statements contained in this Current Report on Form 8-K are “forward-looking statements” within the meaning of the federal securities laws. Statements about our beliefs and expectations and statements containing the words “may,” “could,” “would,” “should,” “will,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “look forward to,” “intend” and similar expressions intended to connote future events and circumstances constitute forward-looking statements. Forward-looking statements include statements about, among other things, the sale transaction contemplated by the Agreement, future costs and prices of commodities, production volumes, industry trends, demand for our products and services, anticipated cost savings, anticipated benefits from new products or facilities, and projected results of operations. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in or implied by any forward-looking statement. Some of the important factors that could cause actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: (1) the sale transaction contemplated by the Agreement (including the possibility that the transactions may not close or that, if a transaction does close, Aleris may not realize the anticipated benefits from such transaction); (2) our ability to successfully implement our business strategy; (3) the cyclical nature of the aluminum industry, material adverse changes in the aluminum industry or our end-use segments, such as global and regional supply and demand conditions for aluminum and aluminum products, and our customers’ industries; (4) our ability to fulfill our substantial capital investment requirements; (5) variability in general economic conditions on a global or regional basis; (6) our ability to retain the services of certain members of our management; (7) our ability to enter into effective metal, natural gas and other commodity derivatives or arrangements with customers to manage effectively our exposure to commodity price fluctuations and changes in the pricing of metals, especially London Metal Exchange-based aluminum prices; (8) our internal controls over financial reporting and our disclosure controls and procedures may not prevent all possible errors that could occur; (9) increases in the cost of raw materials and energy; (10) the loss of order volumes from any of our largest customers; (11) our ability to retain customers, a substantial number of whom do not have long-term contractual arrangements with us; (12) our ability to generate sufficient cash flows to fund our capital expenditure requirements and to meet our debt service obligations; (13) competitor pricing activity, competition of aluminum with alternative materials and the general impact of competition in the industry segments we serve; (14) risks of investing in and conducting operations on a global basis, including political, social, economic, currency and regulatory factors; (15) current environmental liabilities and the cost of compliance with and liabilities under health and safety laws; (16) labor relations (i.e., disruptions, strikes or work stoppages) and labor costs; (17) our levels of indebtedness and debt service obligations, including changes in our credit ratings, material increases in our cost of borrowing or the failure of financial institutions to fulfill their commitments to us under committed credit facilities; (18) our ability to access the credit and capital markets; (19) the possibility that we may incur additional indebtedness in the future; (20) limitations on operating our business as a result of covenant restrictions under our indebtedness and our ability to pay amounts due under the Senior Notes; and (21) other factors discussed in our filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” contained therein. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether in response to new information, future events or otherwise, except as otherwise required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

2.1 Purchase and Sale Agreement (the “Agreement”), dated October 17, 2014, among Aleris Corporation, Aleris International, Inc., Aleris Aluminum Netherlands B.V., Aleris Deutschland Holding GmbH, Aleris Holding Canada Limited, Dutch Aluminum C.V., Aleris Deutschland Vier GmbH Co KG, SGH Acquisition Holding, Inc., Evergreen Holding Germany GmbH and Signature Group Holdings, Inc. (pursuant to Item 601(b)(2) of Regulation S-K, exhibits, schedules and certain annexes to the Purchase and Sale Agreement have been omitted; exhibits, schedules and annexes will be supplementally provided to the SEC upon request).

2.2 Backstop Agreement, dated October 17, 2014, between Aleris Corporation and Signature Group Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALERIS CORPORATION

Dated: October 22, 2014
/s/ I. Timothy Trombetta
	By:	I. Timothy Trombetta
	Its:	Vice President and Controller

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